EXHIBIT 10.1

Form of Second Amendment to Forbearance Agreement

Second AMENDMENT TO FORBEARANCE AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of September 25, 2018, by and among MEDITE Cancer Diagnostics, Inc., a Delaware corporation (“Borrower”), and GPB Debt Holdings II LLC, a Delaware limited liability company (“Lender”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Documents (as hereinafter defined).

RECITALS

A. On February 4, 2018, MEDITE Cancer Diagnostics, Inc. (the “Company” or “Borrower”) entered into a Forbearance Agreement (the “Agreement”) with GPB Debt Holdings II LLC (“Lender”) whereby the Lender agreed to forbear exercising its remedies in connection with certain defaults of the Company pursuant to (i) a Senior Secured Convertible Note in the favor of Lender in original principal balance of $5,356,400 (“Note”); and (ii) a certain Security Agreement (“Security Agreement”), dated September 26, 2017. Additionally, Borrower and Lender are parties to a certain Guarantee Agreement, dated September 26, 2017 (“Guarantee Agreement”), whereby Medite Enterprises, Inc., Medite GMBH, Medite Lab Solutions, Inc. and Cytoglobe GMBH guaranteed all of Borrower’s obligations arising under, among other things, the Note.

B. On June 29, 2018, the Company entered into a First Amendment to Forbearance Agreement whereby Lender agreed to forbear its exercise of registration rights pursuant to Section 4.9 of the Securities Purchase Agreement dated September 26, 2017 (“SPA”), and with respect to the maintenance of the required interest reserve account pursuant to Section 4.14 of the SPA, until September 30, 2018.

C. Borrower and Lender desire to further amend the Agreement to extend the time Lender shall forbear its exercise of registration rights pursuant to Section 4.9 of the SPA until November 30, 2018.

AGREEMENT

1. Section 3(b) of the Agreement is hereby amended to extend the Lender’s forbearance of its exercise of registration rights pursuant to Section 4.9 of the SPA until November 30, 2018.

2. Except as set forth herein, all other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

MEDITE CANCER DIAGNOSTICS, INC.,

By: /s/ Stephen Von Rump
Name: Stephen Von Rump
Title: Chief Executive Officer

LENDER:

GPB DEBT HOLDINGS II LLC, as Lender

By: /s/ Evan Myrianthopoulos
Name: Evan Myrianthopoulos
Title: Managing Partner